UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2025

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 East Colorado Boulevard, Suite 180

Pasadena, California 91101

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LIXT	The Nasdaq Stock Market, LLC
Warrants to Purchase Common Stock	LIXTW	The Nasdaq Stock Market, LLC

Item 1.01. Entry into a Material Agreement.

On February 11, 2025, Lixte Biotechnology Holdings, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell, (a) in a registered direct offering (the “Registered Offering”), an aggregate of 434,784 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an offering price of $2.415 per share, and (b) in a concurrent private placement (the “Private Offering”), warrants (the “Common Stock Warrants”) to purchase an aggregate of 434,784 shares of Common Stock. The Common Stock Warrants are immediately exercisable for a term of five years from issuance at an exercise price of $2.29 per share. The Common Stock Warrants and the shares of Common Stock underlying the Common Stock Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and have been issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof. The Common Stock Warrants and the shares of the Company’s Common Stock underlying the Common Stock Warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements. The Company has agreed to file a registration statement to cover the resale of any share of Common Stock issuable upon the exercise of the Common Stock Warrants. The Registered Offering and Private Offering are referred to herein as the “Offering”.

The Offering resulted in gross proceeds of approximately $1,050,000 before deducting the placement agent’s fees and related offering expenses. The Shares were offered by the Company pursuant to a prospectus supplement to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-278874), which was initially filed with the Securities and Exchange Commission (the “Commission”) on April 23, 2024, and was declared effective by the Commission on May 2, 2024. The Offering closed on February 13, 2025 (the “Closing Date”).

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transaction, and not to provide investors with any other factual information regarding the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Pursuant to the terms of the Purchase Agreement and subject to certain exceptions as set forth in the Purchase Agreement, from the date of the Purchase Agreement until fifteen (15) days after the Closing Date, the Company shall not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents. In addition, from the date of the Purchase Agreement until one (1) year after the Closing Date, the Company is prohibited from entering into a Variable Rate Transaction (as defined in the Purchase Agreement).

Pursuant to an engagement letter dated February 5, 2025, the Company engaged H.C. Wainwright & Co., LLC (the “Placement Agent”) to act as the Company’s exclusive placement agent in connection with the Offering. The Company paid the Placement Agent a cash fee equal to 7.5% of the aggregate gross proceeds raised in the Offering, a management fee of 1.0% of the aggregate gross proceeds raised in the Offering, and paid the Placement Agent $15,000 for non-accountable expenses and $10,000 for clearing fees.

On the Closing Date, the Company issued to the Placement Agent, or its designees, warrants (the “Placement Agent’s Warrants”) to purchase up to 32,609 shares of Common Stock, which represents 7.5% of the Shares sold in the Registered Offering. The Placement Agent’s Warrants have an exercise price of $3.0188 per share, and a term of five years form the commencement of the sales pursuant to the Offering and otherwise have the same terms as the Common Stock Warrants. The Placement Agent’s Warrants and the shares of Common Stock underlying the Placement Agent’s Warrants have not been registered under the Securities Act and have been issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof. The Placement Agent’s Warrants and the shares of the Company’s Common Stock underlying the Placement Agent’s Warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

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The foregoing summaries of the Purchase Agreement, the Common Stock Warrants and the Placement Agent’s Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K (the “Report”), and which are incorporated herein in their entirety by reference.

The Company is filing the opinion of its counsel, TroyGould PC, relating to the legality of the issuance and sale of the Shares, as Exhibit 5.1 hereto and is incorporated by reference.

This Report does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Report regarding the Common Stock Warrants and the Placement Agent’s Warrants is hereby incorporated by reference into this Item 3.02 in its entirety. The Common Stock Warrants and Placement Agent’s Warrants and the shares of Common Stock underlying such warrants have not been registered under the Securities Act and have been issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof. The Common Stock Warrants and the Placement Agent’s Warrants and the shares of the Company’s Common Stock underlying such warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements. No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities. No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 8.01. Other Events.

The information in Item 1.01 above is hereby incorporated by reference into this Item 8.01. In connection with the Offering, on February 11, 2025, the Company issued a press release announcing the pricing of the Offering, and on February 13, 2025, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are filed as Exhibits 99.1 and 99.2 hereto and are incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) There is filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which exhibit is incorporated herein by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2025	LIXTE BIOTECHNOLOGY HOLDINGS, INC.

	By:	/s/ Bastiaan van der Baan
Bastiaan van der Baan
Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Form of Common Stock Warrant
4.2	Form of Placement Agent’s Warrants
5.1	Opinion of TroyGould PC
10.1	Form of Securities Purchase Agreement
99.1	Press Release dated February 11, 2025
99.2	Press Release dated February 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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